                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09937
                 ----------------------------------------------

                            THE MUNDER @VANTAGE FUND
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                480 PIERCE STREET
                           BIRMINGHAM, MICHIGAN 48009
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                        Copy to:

         STEPHEN SHENKENBERG                                 JANE KANTER
          480 PIERCE STREET                                  DECHERT LLP
      BIRMINGHAM, MICHIGAN 48009                          1775 I STREET, N.W.
                                                        WASHINGTON, D.C. 20006


       Registrant's telephone number, including area code: (248) 647-9200

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2003

ITEM 1: SHAREHOLDER REPORT

                                                                   ANNUAL REPORT

                                                                   JUNE 30, 2003

                                                         MUNDER @VANTAGE FUND(R)


                                                          ---------------------------
                                                            Save paper and receive
                                                                 this document
                                                            electronically. Sign up
                                                          for electronic delivery at
                                                             WWW.MUNDERFUNDS.COM/
                                                                   EDELIVERY
                                                          ---------------------------

[MUNDER FUNDS LOGO]

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

   The past year has been a difficult one for all of us who have assets invested in the stock market. The S&P 500(R) Index barely eked out a positive 0.25% return for the 12 months ending June 30. In terms of calendar quarters, the S&P 500(R) moved from a gut-wrenching low of -17.28% for the three months ended September 30, 2002 to a high of 15.40% for the quarter ended June 30, 2003. In contrast, the bond market provided a positive return in each calendar quarter, with the Lehman Brothers Aggregate Bond Index posting a 10.40% return for the year ending June 30.

   At Munder Capital Management, the investment advisor for The Munder Funds, we strive to provide the shareholders of each of our equity, fixed income and money market funds with a disciplined approach to investing, based on sound investment principles rather than the day-to-day fluctuations of the financial markets. While we cannot insulate our mutual funds from the volatility of the financial markets, we do monitor and manage the risk or volatility of each Fund relative to its benchmark. While the specific techniques for managing risk will differ from Fund to Fund, our goal is the same across our entire Fund family: to maximize return for a given level of risk.

   Another characteristic of Munder Capital's investment management style is the team approach to the management of each of our mutual funds. Our staff of equity research and fixed income credit analysts supports the portfolio managers for each Fund. Our goal is to combine the best individual ideas with the synergy created by team interaction. We believe that this collaborative approach is the best way to leverage the talents of our portfolio managers and analysts.

   On the following pages, you will find information and commentary on the relative and absolute performance of the Fund. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our Web site at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

   Very Truly Yours,

   /s/ James C. Robinson

   James C. Robinson,

   President, The Munder Funds

   Chairman and CEO, Munder Capital Management

TABLE OF
   CONTENTS
--------------------------------------------------------------------------------

                  II         Management's Discussion of Fund Performance
                  IV         Hypothetical and Total Returns

                  1          Portfolio of Investments
                  6          Statement of Assets and Liabilities
                  7          Statement of Operations
                  8          Statements of Changes in Net Assets
                  9          Financial Highlights
                  11         Notes to Financial Statements
                  24         Report of Ernst & Young LLP, Independent Auditors

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND
ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD,
OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

MANAGEMENT'S DISCUSSION OF
   FUND PERFORMANCE
--------------------------------------------------------------------------------

THE RETURNS FOR THE FUND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON REDEMPTION OF FUND SHARES. PLEASE NOTE THAT ANY INDEX AGAINST WHICH THE FUND IS COMPARED IS NOT AN ACTUAL FUND AND NO EXPENSES ARE NETTED AGAINST ITS RETURNS. YOU CANNOT INVEST DIRECTLY IN AN INDEX. THE RETURNS FOR THE FUND ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. FUND HOLDINGS ARE SUBJECT TO CHANGE. A COMPLETE LIST OF FUND HOLDINGS AS OF JUNE 30, 2003 IS CONTAINED IN THE PORTFOLIO OF INVESTMENTS INCLUDED IN THIS REPORT.

FUND MANAGERS: The Munder @Vantage Team

   The Fund generated a return of 24.67% for the year ending June 30, 2003, compared to the 36.10% return for the Inter@ctive Week Internet Index and the 44.08% return for the Morgan Stanley Internet Index.

   The publicly traded securities held in the Fund performed approximately in line with the Morgan Stanley Internet Index benchmark for the year ended June
30. Sector allocation had a neutral impact on the Fund's relative performance, with the positive impact of a significant overweight in the Internet software and services sector offset by an underweight in the software sector, another sector with strong returns for the year. The net impact of stock selection across sectors also had a neutral impact on the Fund's relative return.

   The most positive impact from stock selection came from the Internet software and services and capital markets sectors. One of the largest contributors to relative returns in the Internet software and services sector was Multex.com, a company that was acquired by Reuters in March 2003. Multex.com offers research reports from international brokerage firms and research providers, aimed at corporate finance, investment banks and institutional investors. Overweighted positions in Yahoo!, Inc., CNET Networks, Inc. and Expedia, Inc. also helped to generate positive relative returns in this sector.

   Relative performance was weaker in the communications equipment and Internet catalog and retail sectors. In the communications equipment sector, the positive impact of an overweight in Alvarion Ltd. was offset by an overweight in Brocade Communications Systems and Redback Networks, as well as the lack of a position in Juniper Networks. Redback was eliminated from the Fund in September 2002, and Brocade was eliminated in May 2003. In the Internet catalog and retail sector, relative returns were hindered by an underweight in Amazon.com, Inc. and an overweight in 1-800-FLOWERS.COM, Inc.

   While the publicly traded sector of the Fund had a neutral impact on relative returns for the year, the cash position in the Fund held back performance. Cash is held to meet calls for previously committed capital and to take advantage of attractive private equity opportunities as they arise.

   The performance of the private equity holdings in the Fund lagged the returns of the Fund's publicly traded assets. This was a reflection of the continuation of the difficult environment for technology firms at the venture capital stage of their lifecycle.

                      [This Page Intentionally Left Blank]

HYPOTHETICAL AND TOTAL RETURNS

--------------------------------------------------------------------------------

The following graph represents the performance of the Munder @Vantage Fund (the "Fund") since its inception. The information contained in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain and loss from portfolio investments assuming reinvestment of dividends.

MUNDER @VANTAGE FUND

                                          HYPOTHETICAL
                ----------------------------------------------------------------
                A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT (GRAPHIC IMAGE)

                                                 FUND - 4.00% FRONT-END                                  MORGAN STANLEY INTERNET
                                                          LOAD                  S&P 500(R) INDEX#                INDEX#
                                                 ----------------------         -----------------        -----------------------
10/17/00                                                  9600                        10000                       10000
                                                          9554                        10000                       10000
                                                          6377                         9212                        6495
                                                          6217                         9257                        5500
                                                          6677                         9586                        6134
                                                          5157                         8712                        4417
                                                          4193                         8159                        3236
                                                          4417                         8793                        3889
                                                          4225                         8852                        3897
06/30/01                                                  4260                         8637                        3746
                                                          3448                         8552                        3013
                                                          2812                         8017                        2295
                                                          2238                         7369                        1666
                                                          2683                         7510                        2113
                                                          3061                         8086                        2560
                                                          3325                         8157                        2648
                                                          3321                         8038                        2530
                                                          2794                         7883                        2119
                                                          3001                         8179                        2274
                                                          2647                         7684                        1863
                                                          2371                         7627                        1708
06/30/02                                                  2140                         7084                        1452
                                                          1892                         6531                        1255
                                                          1832                         6574                        1276
                                                          1724                         5860                        1089
                                                          1948                         6375                        1427
                                                          2144                         6751                        1765
                                                          1924                         6354                        1513
                                                          1912                         6187                        1545
                                                          1908                         6095                        1526
                                                          2056                         6154                        1570
                                                          2244                         6661                        1790
                                                          2584                         7012                        2103
06/30/03                                                  2668                         7102                        2092

--------------------------------------------------------------------------------

                                       GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
                                  --------------------------------------------------------
                                                                  S&P       MORGAN STANLEY
CLASS AND                            WITH       WITHOUT        500(R)             INTERNET
INCEPTION DATE                       LOAD          LOAD        INDEX#               INDEX#
------------------------------------------------------------------------------------------
@Vantage-(10/17/00)               $2,668*       $2,779        $7,102            $2,092

                                                AVERAGE ANNUAL TOTAL RETURNS
                                  --------------------------------------------------------
                                     ONE              ONE           SINCE            SINCE
CLASS AND                           YEAR             YEAR       INCEPTION        INCEPTION
INCEPTION DATE                    W/LOAD       W/OUT LOAD          W/LOAD       W/OUT LOAD
------------------------------------------------------------------------------------------
@Vantage-(10/17/00)               19.75%*        24.67%         (38.65)%*        (37.72)%

------------

* Reflects the deduction of the maximum sales charge of 4.00%.

# The S&P 500(R) Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from eight Internet sub-sectors that are driving the growth of Internet usage. Index since inception comparative returns are as of 11/1/00.

                      [This Page Intentionally Left Blank]

MUNDER @VANTAGE FUND
   Portfolio of Investments, June 30, 2003
--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
COMMON STOCKS -- 69.3%
   BIOTECHNOLOGY -- 0.1%
     2,000      Affymetrix, Inc.+                                      $    39,420
                                                                       -----------
   CAPITAL MARKETS -- 4.4%
   148,900      E*TRADE Group, Inc.+                                     1,265,650
                                                                       -----------
   COMMERCIAL SERVICES & SUPPLIES -- 6.1%
     5,800      Apollo Group, Inc., University of Phoenix Online+          294,060
    71,500      DiamondCluster International, Inc.+                        265,265
    61,800      Monster Worldwide, Inc.+                                 1,219,314
                                                                       -----------
                                                                         1,778,639
                                                                       -----------
   COMMUNICATIONS EQUIPMENT -- 10.0%
   259,600      Alvarion Ltd.+                                           1,048,784
    25,400      InterDigital Communications Corporation+                   593,598
    12,100      NetScreen Technologies, Inc.+                              272,855
    27,500      UTStarcom, Inc.+                                           978,175
                                                                       -----------
                                                                         2,893,412
                                                                       -----------
   INTERNET & CATALOG RETAIL -- 8.0%
    74,600      1-800-FLOWERS.COM, Inc.+                                   614,704
    12,500      Amazon.com, Inc.+                                          456,125
     7,600      InterActiveCorp+                                           300,732
     8,600      eBay, Inc.+                                                895,948
     2,500      Netflix, Inc.+                                              63,875
                                                                       -----------
                                                                         2,331,384
                                                                       -----------
   INTERNET SOFTWARE & SERVICES -- 33.4%
     3,900      aQuantive, Inc.+                                            40,950
    51,600      Autobytel, Inc.+                                           321,984
     3,600      Bankrate, Inc.+                                             43,632
   156,800      CNET Networks, Inc.+                                       976,864
    38,600      Digital Insight Corporation+                               735,330
    14,800      Digital River, Inc.+                                       285,640
   185,800      DoubleClick, Inc.+                                       1,718,650
    15,800      ebookers plc+                                              116,737
     8,700      eUniverse, Inc.+                                             8,700
    24,100      Expedia, Inc.+                                           1,840,758
    22,200      Internet Security Systems, Inc.+                           321,678
    48,300      lastminute.com plc+                                        140,510
     4,100      Netease.com, Inc. ADR+                                     149,486
     8,100      SINA Corporation+                                          164,673

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Portfolio of Investments, June 30, 2003 (continued)
--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   INTERNET SOFTWARE & SERVICES (CONTINUED)
     6,100      Sohu.com, Inc.+                                        $   208,376
   268,800      SportsLine.com, Inc.+                                      563,136
     7,100      United Online, Inc.+                                       179,914
    44,800      VeriSign, Inc.+                                            619,584
    17,800      webMethods, Inc.+                                          144,714
     9,500      Websense, Inc.+                                            148,770
    29,000      Yahoo!, Inc.+                                              950,040
                                                                       -----------
                                                                         9,680,126
                                                                       -----------
   MEDIA -- 2.1%
    14,100      Getty Images, Inc.+                                        582,330
     1,400      Macrovision Corporation+                                    27,888
                                                                       -----------
                                                                           610,218
                                                                       -----------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%
    10,000      Broadcom Corporation, Class A+                             249,100
   125,000      LogicVision, Inc.+                                         373,750
     2,400      Marvell Technology Group Ltd.+                              82,488
                                                                       -----------
                                                                           705,338
                                                                       -----------
   SOFTWARE -- 1.0%
     3,400      Agile Software Corporation+                                 32,810
     1,400      Macromedia, Inc.+                                           29,456
     7,440      Veritas Software Corporation+                              213,305
                                                                       -----------
                                                                           275,571
                                                                       -----------
   THRIFTS & MORTGAGE FINANCE -- 1.8%
    40,000      NetBank, Inc.                                              526,400
                                                                       -----------
TOTAL COMMON STOCKS
   (Cost $20,240,664)                                                   20,106,158
                                                                       -----------
LIMITED PARTNERSHIPS -- 10.3%
   INFORMATION TECHNOLOGY SERVICES -- 1.2%
   482,347      Trident Capital Fund V, L.P.+, *                           356,609
                                                                       -----------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.6%
 1,750,000      Tech Farm Ventures, L.P.+, *                             1,323,033
                                                                       -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
   TECHNOLOGY HARDWARE & EQUIPMENT -- 4.5%
   850,000      CenterPoint Ventures III+, *                           $   491,628
   950,000      NEA X Ltd.+, *                                             673,028
   380,000      Telesoft II+, *                                            141,498
                                                                       -----------
                                                                         1,306,154
                                                                       -----------
TOTAL LIMITED PARTNERSHIPS
   (Cost $4,356,602)                                                     2,985,796
                                                                       -----------
PREFERRED STOCKS -- 2.5%
   COMMUNICATIONS EQUIPMENT -- 1.6%
   830,213      Catena Networks, Inc., 2.200%+, *                          456,617
                                                                       -----------
   COMPUTERS & PERIPHERALS -- 0.9%
   444,444      Alacritech Information+, *                                 277,187
                                                                       -----------
   SOFTWARE -- 0.0%
   221,893      See Commerce+, *                                                 0
                                                                       -----------
TOTAL PREFERRED STOCKS
   (Cost $3,499,995)                                                       733,804
                                                                       -----------
WARRANTS -- 0.2%
   (Cost $6,948)
       844      Expedia, Inc., expires 02/04/09,
                  (exercise price: $26.00)+                                 46,032
                                                                       -----------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 18.0%
   (Cost $5,234,000)
$5,234,000      Agreement with State Street Bank and Trust Company,
                  0.980% dated 06/30/2003, to be repurchased at
                  $5,234,142 on 07/01/2003, collateralized by
                  $4,770,000 FNMA, 5.250% maturing 04/15/2007
                  (value $5,342,400)                                     5,234,000
                                                                       -----------

TOTAL INVESTMENTS
   (Cost $33,338,209)                                    100.3%         29,105,790
OTHER ASSETS AND LIABILITIES (NET)                        (0.3)            (95,280)
                                                         -----         -----------
NET ASSETS                                               100.0%        $29,010,510
                                                         =====         ===========

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Portfolio of Investments, June 30, 2003 (continued)
--------------------------------------------------------------------------------

------------

* Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Munder @Vantage Fund may not invest more than 40% of its net assets in illiquid securities including restricted securities and does not have the right to demand that such securities be registered. At June 30, 2003, these securities represent $3,719,600, 12.8% of net assets.

SECURITY                                     ACQUISITION DATE         ACQUISITION COST
--------------------------------------------------------------------------------------
Alacritech Information                         12/13/2001                $1,000,000
Catena Networks, Inc.                          01/18/2002                 1,000,000
CenterPoint Ventures III                       03/07/2001                   187,500
                                               07/20/2001                   187,500
                                               10/15/2001                   187,500
                                               07/16/2002                   126,325
                                               11/04/2002                    87,500
                                               06/09/2003                    75,000
NEA X Ltd.                                     10/26/2000                   188,824
                                               01/04/2001                    94,412
                                               07/27/2001                    47,206
                                               09/26/2001                    94,412
                                               01/16/2002                    98,599
                                               04/23/2002                    98,598
                                               07/12/2002                    98,598
                                               11/12/2002                    98,598
                                               02/04/2003                    99,454
See Commerce                                   04/05/2001                 1,499,997
Tech Farm Ventures, L.P.                       12/19/2000                   250,000
                                               04/25/2001                   250,000
                                               07/27/2001                   250,000
                                               10/25/2001                   250,000
                                               05/20/2002                   250,000
                                               08/27/2002                   250,000
                                               01/10/2003                   250,000
Telesoft II                                    03/16/2001                   274,228
                                               12/11/2002                    80,000
Trident Capital Fund V, L.P.                   10/18/2000                   200,000
                                               06/26/2002                    70,587
                                               11/08/2002                    70,587
                                               01/15/2003                   141,173

------------

+ Non-income producing security.

ABBREVIATION
ADR -- American Depositary Receipt
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

At June 30, 2003 the country diversification of the Munder @Vantage Fund was as follows:

                                                              % OF
                                                           NET ASSETS          VALUE
                                                           -------------------------
COMMON STOCKS:
United States............................................     63.1%      $18,319,195
Israel...................................................      3.9         1,133,068
Cayman Islands...........................................      1.1           314,159
United Kingdom...........................................      0.9           257,248
Bermuda..................................................      0.3            82,488
                                                             -----       -----------
TOTAL COMMON STOCKS......................................     69.3        20,106,158
LIMITED PARTNERSHIPS
United States............................................     10.3         2,985,796
PREFERRED STOCKS
United States............................................      2.5           733,804
WARRANTS.................................................      0.2            46,032
REPURCHASE AGREEMENT.....................................     18.0         5,234,000
                                                             -----       -----------
TOTAL INVESTMENTS........................................    100.3        29,105,790
OTHER ASSETS AND LIABILITIES (NET).......................     (0.3)          (95,280)
                                                             -----       -----------
NET ASSETS...............................................    100.0%      $29,010,510
                                                             =====       ===========

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Statement of Assets and Liabilities, June 30, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value
  See accompanying schedule:
    Securities..............................................    $  23,871,790
    Repurchase agreement....................................        5,234,000
                                                                -------------
Total Investments...........................................       29,105,790
Cash........................................................              676
Interest receivable.........................................              142
Receivable for investment securities sold...................          175,513
Receivable from Investment Advisor..........................           19,236
Prepaid expenses and other assets...........................            1,503
                                                                -------------
      Total assets..........................................       29,302,860
                                                                -------------
LIABILITIES:
Payable for investment securities purchased.................          111,128
Unrealized depreciation of spot contract....................              141
Investment advisory fees payable............................           46,690
Trustees' fees and expenses payable.........................           32,025
Transfer agency/record keeping fees payable.................           27,818
Distribution fees payable...................................           12,286
Administration fees payable.................................            2,996
Custody fees payable........................................            1,328
Accrued expenses and other payables.........................           57,938
                                                                -------------
      Total Liabilities.....................................          292,350
                                                                -------------
NET ASSETS..................................................    $  29,010,510
                                                                =============
Investments, at cost........................................    $  33,338,209
                                                                =============
NET ASSETS CONSIST OF:
Accumulated net investment loss.............................    $     (22,424)
Accumulated net realized loss on investments sold...........     (113,294,097)
Net unrealized depreciation of investments..................       (4,230,315)
Par value...................................................           43,462
Paid-in capital in excess of par value......................      146,513,884
                                                                -------------
                                                                $  29,010,510
                                                                =============
NET ASSET VALUE
  ($29,010,510 / 4,346,236 shares of common stock
  outstanding)..............................................            $6.67
                                                                =============

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Statement of Operations, Year Ended June 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $     65,184
Dividends...................................................         1,600
                                                              ------------
      Total Investment Income...............................        66,784
                                                              ------------
EXPENSES:
Investment advisory fees....................................       483,493
Transfer agency/record keeping fees.........................       160,116
Shareholder servicing fees..................................       120,873
Legal and audit fees........................................        63,823
Administration fees.........................................        32,502
Trustees' fees and expenses.................................        25,818
Custody fees................................................        18,458
Other.......................................................        25,303
                                                              ------------
      Total Expenses........................................       930,386
Fees waived and/or expenses reimbursed by investment
  advisor...................................................      (205,146)
                                                              ------------
Net Expenses................................................       725,240
                                                              ------------
NET INVESTMENT LOSS.........................................      (658,456)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................   (17,983,710)
  Options written...........................................        17,894
  Foreign currency-related transactions.....................          (771)
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................    23,900,225
  Foreign currency-related translations.....................         2,104
                                                              ------------
Net realized and unrealized gain on investments.............     5,935,742
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  5,277,286
                                                              ============

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          YEAR ENDED       YEAR ENDED
                                                       JUNE 30, 2003    JUNE 30, 2002
                                                       ------------------------------
Net investment loss..................................  $   (658,456)    $   (897,747)
Net realized loss on investments sold................   (17,966,587)     (23,976,836)
Net change in unrealized appreciation/(depreciation)
  of investments.....................................    23,902,329       (7,645,160)
                                                       ------------     ------------
Net increase/(decrease) in net assets resulting from
  operations.........................................     5,277,286      (32,519,743)
Net decrease in net assets from Fund share
  transactions.......................................    (5,049,469)     (10,322,490)
                                                       ------------     ------------
Net increase/(decrease) in net assets................       227,817      (42,842,233)
                                                       ------------     ------------
NET ASSETS:
Beginning of year....................................    28,782,693       71,624,926
                                                       ------------     ------------
End of year..........................................  $ 29,010,510     $ 28,782,693
                                                       ============     ============
Accumulated net investment loss......................  $    (22,424)    $     (5,279)
                                                       ============     ============
CAPITAL STOCK ACTIVITY:
AMOUNT
Redeemed.............................................  $ (5,049,469)    $(10,322,490)
                                                       ------------     ------------
Net decrease.........................................  $ (5,049,469)    $(10,322,490)
                                                       ============     ============
SHARES
Redeemed.............................................    (1,030,652)      (1,345,488)
                                                       ------------     ------------
Net decrease.........................................    (1,030,652)      (1,345,488)
                                                       ============     ============

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND(A)
   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                 YEAR       YEAR     PERIOD
                                                                ENDED      ENDED      ENDED
                                                              6/30/03    6/30/02    6/30/01
                                                              -----------------------------
Net asset value, beginning of period........................  $  5.35    $ 10.65    $ 24.00
                                                              -------    -------    -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.........................................    (0.15)     (0.17)     (0.11)
Net realized and unrealized gain/(loss) on investments......     1.47      (5.13)    (13.15)
                                                              -------    -------    -------
Total from investment operations............................     1.32      (5.30)    (13.26)
                                                              -------    -------    -------
DECREASE FROM INVESTMENT OPERATIONS:
Offering Costs..............................................       --         --      (0.09)
                                                              -------    -------    -------
Net increase/(decrease) in net asset value..................     1.32      (5.30)    (13.35)
                                                              -------    -------    -------
Net asset value, end of period..............................  $  6.67    $  5.35    $ 10.65
                                                              =======    =======    =======
TOTAL RETURN(B).............................................    24.67%    (49.77)%   (55.63)%
                                                              =======    =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $29,011    $28,783    $71,625
Ratio of operating expenses to average net assets...........     3.00%      3.00%      3.00%(c)
Ratio of net investment loss to average net assets..........    (2.72)%    (2.06)%    (1.03)%(c)
Portfolio turnover rate.....................................       43%        60%        95%
Ratio of operating expenses to average net assets without
 expense waivers and/or reimbursements......................     3.85%      3.40%      3.15%(c)

------------

(a) The Munder @Vantage Fund commenced operations on October 17, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003
--------------------------------------------------------------------------------

1. ORGANIZATION

   As of June 30, 2003, the Munder Funds (sometimes referred to as the "Funds") consisted of 32 portfolios, each of which is a series of Munder Series Trust ("MST"), The Munder Funds, Inc. ("MFI"), The Munder Framlington Funds Trust ("MFFT") or Munder @Vantage Fund ("@Vantage"). Information presented in these financial statements pertains only to the Munder @Vantage Fund (the "Fund"), the only series of @Vantage. @Vantage is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, and was organized as a Delaware statutory trust on April 7, 2000. The financial statements for the remaining Munder Funds are presented in separate reports.

2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Security Valuation: Securities are valued at the last quoted sales price on the primary market or exchange where such securities are traded, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price ("NOCP"). Unlisted securities, or securities for which the last quoted sales price or a NOCP is not available, are valued at the mean of the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

   Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

   Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions.

   Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

   Forward Foreign Currency Exchange Contracts and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. Forward foreign currency exchange contracts and spot contracts are marked to market daily based on the underlying exchange rates of the contracts. The change in market value is recorded as unrealized appreciation or depreciation from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

   Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   Options: The Fund may write call options and may purchase put options written by others on securities it owns or has the right to acquire. Options may relate to individual securities, stock indices, foreign currencies or futures contracts.

   When the Fund writes a call option, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is adjusted daily to reflect the current market value of the option. If an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the premium received for the option. If the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of the closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

   By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the fund can sell. If security prices fall, the put option can be exercised to offset all or a portion of the Fund's resulting loss. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. When the Fund purchases a put option, the premium paid by the Fund is recorded as an asset. The amount of this asset is adjusted daily to reflect the current market value of the put option. If a put option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on a put option purchased by it, the Fund will recognize a gain if the

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. If a put option is exercised, the premium is added to the cost basis of the underlying security in determining whether the Fund has realized a gain or loss.

   Security Transactions and Net Investment Income: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

   As determined on June 30, 2003, permanent differences resulting primarily from different book and tax accounting for net operating losses, partnership adjustments and currency gains and losses were reclassified at year-end. The following reclassifications had no effect on net investment income, net assets or net asset value per share.

UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT   NET REALIZED     PAID-IN
INCOME/(LOSS)     GAIN/(LOSS)     CAPITAL
------------------------------------------
   $641,311        $180,593      $(821,904)

   Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 2.00% of the value of its average daily net assets.

   The Advisor voluntarily agreed to reimburse certain operating expenses of the Fund during the year ended June 30, 2003 in an amount totaling $205,146.

   The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the aggregate average daily net assets of all of the portfolios of MFI, MFFT, @Vantage and MST, with the exception of the following portfolios of MST: Munder S&P(R) MidCap Index Equity Fund, Munder S&P(R) SmallCap Index Equity Fund, Munder Institutional Government Money Market Fund and Munder Institutional Money Market Fund. The following fee schedule became effective on June 1, 2003:

AGGREGATE NET ASSETS                                            FEE
---------------------------------------------------------------------
First $2.8 billion..........................................  0.1477%
Next $2.2 billion...........................................  0.1377%
Next $5.0 billion...........................................  0.1357%
Next $2.5 billion...........................................  0.0867%
Thereafter..................................................  0.0767%

   Prior to June 1, 2003, the fee schedule in effect was as follows:

AGGREGATE NET ASSETS                                           FEE
--------------------------------------------------------------------
First $2.8 billion..........................................  0.141%
Next $2.2 billion...........................................  0.131%
Next $5.0 billion...........................................  0.129%
Next $2.5 billion...........................................  0.080%
Thereafter..................................................  0.070%

   In its capacity as administrator, the Advisor is also entitled to receive a fee from the remaining Munder Funds based on their aggregate average daily net assets.

   For the period from June 1, 2002 through May 31, 2003, the Advisor had agreed to limit to $3.9 million the total amount it could receive in the aggregate from the Munder Funds for its services as administrator, after payment of sub-administration fees to the Munder Funds' sub-administrators. For the period from June 1, 2003 through May 31, 2004, the Advisor has reduced that limit to $3.4 million. For the year ended June 30, 2003, the Advisor earned $32,502 before payment of sub-administration fees and

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

$21,623 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2003, the Fund paid an effective rate of 0.1344% for administrative services.

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 98% of the Advisor. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $4 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2003.

   Each Trustee of the Fund is paid an annual retainer of $4,000 for services provided as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Director/Trustee of MST, MFI and MFFT is paid an aggregate fee for services provided as a Board member. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. Directors/Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Director/Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MFI, MFFT and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica's affiliates receives any compensation from the Fund, MST, MFI or MFFT.

4. SHAREHOLDER SERVICING PLAN

   The Fund has a Shareholder Servicing Plan (the "Plan") under which the Fund pays securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such Service Organizations.

   Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2003, the Fund paid $86 to Comerica Bank for shareholder services provided to shareholders.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

5. SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $8,587,065 and $14,199,117 respectively, for the year ended June 30, 2003.

   At June 30, 2003, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $5,434,449 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $9,898,096 and net depreciation for Federal income tax purposes was $(4,463,647). At June 30, 2003, aggregate cost for Federal income tax purposes was $33,569,437.

   At June 30, 2003, the Fund had the following open spot contract which contractually obligates it to deliver currency at a specified future date:

                          LOCAL
                        PRINCIPAL      U.S. $
                         AMOUNT      EQUIVALENT    SETTLEMENT      CURRENT        UNREALIZED
CURRENCY SOLD             SOLD          SOLD          DATE       U.S. $ VALUE    DEPRECIATION
---------------------------------------------------------------------------------------------
British Pound.........   67,232       $111,269     07/01/2003      $111,128          $141

   For the year ended June 30, 2003, the Fund had the following written covered call option contracts:

                                          NUMBER OF CONTRACTS    PREMIUM AMOUNT
                                          -------------------------------------
Beginning of year.......................            --              $     --
Written during the year.................         1,060                54,161
Expired during the year.................          (410)              (17,894)
Exercised during the year...............          (650)              (36,267)
                                                 -----              --------
Balance at end of year..................            --              $     --
                                                 =====              ========

6. COMMON STOCK

   At June 30, 2003, the Fund was authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

   Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund's Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

   Quarterly repurchase offers commence each January, April, July, and October; and are completed in the following month.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

7. INDUSTRY CONCENTRATION

   The Fund intends to invest at least 65% of its total net assets in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

   The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an Initial Public Offering within a period of several months to several years from the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. The Fund may invest up to 20% of its venture capital investments in securities of private investment funds that invest primarily in venture capital companies.

8. REVOLVING LINE OF CREDIT

   Effective December 18, 2002, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 17, 2003 on the daily amount of the unused commitment. During the year ended June 30, 2003, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2003 total commitment fees for the Fund were $551.

9. COMMITMENTS

   The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2003, the Fund had total commitments to contribute $4,999,386 to various issuers when and if required.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

10. DISTRIBUTIONS TO SHAREHOLDERS

   At June 30, 2003, the components of distributable earnings on a tax basis were as follows:

 POST OCTOBER      UNREALIZED
 LOSS/CAPITAL    APPRECIATION/
LOSS CARRYOVER   (DEPRECIATION)       TOTAL
-----------------------------------------------
$(113,063,640)    $(4,461,543)    $(117,525,183)

   The differences between book and tax distributable earnings are primarily due to wash sales and partnership adjustments.

11. INCOME TAX INFORMATION

   As determined at June 30, 2003, the Fund had available for Federal income tax purposes, $103,786,543 of unused capital losses of which $76,651,606 and $27,134,937 expire in 2010 and 2011, respectively.

   Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital and currency losses arising between November 1, 2002 and June 30, 2003 of $9,276,326 and $771, respectively.

12. SUBSEQUENT EVENT (UNAUDITED)

   On August 12, 2003, the Board of Trustees approved the offering and sale of additional shares of the Fund. A continuous offering, which may only be available for a limited time, is expected to commence late in the third quarter or early in the fourth quarter of 2003, following the effectiveness of an amendment to the Fund's registration statement to update required information.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

13. DIRECTORS/TRUSTEES AND OFFICERS (UNAUDITED)

   Information about the Directors/Trustees and executive officers of the Munder Funds, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Director/Trustee is deemed to be a "Non-Interested Director/Trustee" to the extent the Director/Trustee is not an "interested person" of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                                 TERM OF         PRINCIPAL         IN FUND            OTHER
                              POSITION(S)     OFFICE(1) AND    OCCUPATION(S)       COMPLEX        DIRECTORSHIPS
                                WITH THE        LENGTH OF      DURING PAST 5     OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         MUNDER FUNDS    TIME SERVED(2)       YEARS       DIRECTOR/TRUSTEE  DIRECTOR/TRUSTEE
-----------------------------------------------------------------------------------------------------------------
NON-INTERESTED
 DIRECTORS/TRUSTEES
Charles W. Elliott          Director/Trustee  Indefinite      Consultant,             32         None
c/o The Munder Funds        and Chairman      since 11/89     self- employed
480 Pierce Street                                             (since 7/95);
Suite 300                                                     Senior Advisor
Birmingham, MI 48009                                          to President,
Age 71                                                        Western
                                                              Michigan
                                                              University
                                                              (7/95 to
                                                              12/98).
John Rakolta, Jr.           Director/Trustee  Indefinite      Chairman and            32         None
c/o The Munder Funds        and Vice          since 2/93      Chief Executive
480 Pierce Street           Chairman                          Officer,
Suite 300                                                     Walbridge
Birmingham, MI 48009                                          Aldinger
Age 56                                                        Company
                                                              (construction
                                                              company) (since
                                                              1991).
David J. Brophy             Director/Trustee  Indefinite      Professor of            32         None
c/o The Munder Funds                          since 5/93      Finance,
480 Pierce Street                                             University of
Suite 300                                                     Michigan-
Birmingham, MI 48009                                          Business School
Age 67                                                        (since 8/66).
Joseph E. Champagne         Director/Trustee  Indefinite      Vice President,         32         None
c/o The Munder Funds                          since 11/89     Macomb College
480 Pierce Street                                             (since 2001);
Suite 300                                                     Dean, Macomb
Birmingham, MI 48009                                          College (since
Age 65                                                        9/97).

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                                 TERM OF         PRINCIPAL         IN FUND            OTHER
                              POSITION(S)     OFFICE(1) AND    OCCUPATION(S)       COMPLEX        DIRECTORSHIPS
                                WITH THE        LENGTH OF      DURING PAST 5     OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         MUNDER FUNDS    TIME SERVED(2)       YEARS       DIRECTOR/TRUSTEE  DIRECTOR/TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Thomas D. Eckert            Director/Trustee  Indefinite      Director,               32         None
c/o The Munder Funds                          since 2/93      President and
480 Pierce Street                                             Chief Executive
Suite 300                                                     Officer,
Birmingham, MI 48009                                          Capital
Age 55                                                        Automotive REIT
                                                              (real estate
                                                              investment
                                                              trust
                                                              specializing in
                                                              retail
                                                              automotive
                                                              properties)
                                                              (since 10/97).
John Engler                 Director/Trustee  Indefinite      President of            32         Universal Forest
c/o The Munder Funds                          since 2/03      State and Local                    Products, Inc.
480 Pierce Street                                             Government/Vice                    (manufacturer
Suite 300                                                     President of                       and distributor
Birmingham, MI 48009                                          Government                         of lumber
Age 54                                                        Solutions for                      products) (since
                                                              North America,                     1/03); Northwest
                                                              Electronic Data                    Airlines (since
                                                              Systems Corp.                      4/03).
                                                              (computer
                                                              services)
                                                              (since 1/03);
                                                              Governor of the
                                                              State of
                                                              Michigan (1/91
                                                              to 1/03).
Arthur T. Porter            Director/Trustee  Indefinite      President and           32         None
3990 John R.                                  since 2/01      Chief Executive
Detroit, MI 48201                                             Officer of the
Age 47                                                        Detroit Medical
                                                              Center (since
                                                              3/99);
                                                              Professor with
                                                              Tenure and
                                                              Chairman of
                                                              Radiation
                                                              Oncology of
                                                              Wayne State
                                                              University
                                                              School of
                                                              Medicine (3/91
                                                              to 3/99).

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                                 TERM OF         PRINCIPAL         IN FUND            OTHER
                              POSITION(S)     OFFICE(1) AND    OCCUPATION(S)       COMPLEX        DIRECTORSHIPS
                                WITH THE        LENGTH OF      DURING PAST 5     OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         MUNDER FUNDS    TIME SERVED(2)       YEARS       DIRECTOR/TRUSTEE  DIRECTOR/TRUSTEE
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Michael T. Monahan(3)       Director/Trustee  Indefinite      President of            32         CMS Energy
3707 West Maple Rd.                           since 8/00      Monahan                            Corporation
Suite 102                                                     Enterprises,                       (energy company)
Bloomfield Hills, MI 48301                                    LLC (consulting                    (since 12/02);
Age 64                                                        company) (since                    Guilford Mills,
                                                              6/99); Chairman                    Inc. (supplier
                                                              of Munder                          of automotive
                                                              Capital                            textile
                                                              Management                         products) (since
                                                              (investment                        10/02).
                                                              advisor) (10/99
                                                              to 12/00);
                                                              Chairman and
                                                              Chief Executive
                                                              Officer of
                                                              Munder Capital
                                                              Management
                                                              (10/99 to
                                                              12/99);
                                                              President of
                                                              Comerica
                                                              Incorporated
                                                              (bank holding
                                                              company) (6/92
                                                              to 6/99).

---------------------------------------------------------------------------------------------------------------
(1) A Director/Trustee may serve until his death, resignation, removal or retirement. Pursuant to the Fund's
    By-Laws, any Director/Trustee shall retire as Director/Trustee at the end of the calendar year in which he attains the age of 75 years.
(2) Length of time served is measured from the earliest date of service as a Director/Trustee of any of the
    Munder Funds or their predecessors.
(3) Mr. Monahan is an "interested person" of the Fund as defined in the 1940 Act. Mr. Monahan owns stock in
    Comerica.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

                                                 TERM OF
                              POSITION(S)     OFFICE(1) AND
                                WITH THE        LENGTH OF
NAME, ADDRESS AND AGE         MUNDER FUNDS    TIME SERVED(2)  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
OFFICERS
James C. Robinson           President         through 2/04;   Chairman and Chief Executive Officer of
480 Pierce Street                             since 5/00      Munder Capital Management (investment
Suite 300                                                     advisor) (since 1/00); Chief Investment
Birmingham, MI 48009                                          Officer/Fixed Income of Munder Capital
Age 42                                                        Management (1/90 to 1/00).
Stephen J. Shenkenberg      Vice President    through 2/04;   General Counsel of Munder Capital Management
480 Pierce Street           and Secretary     since 8/00      (investment advisor) (since 7/00); Deputy
Suite 300                                                     General Counsel of Strong Capital
Birmingham, MI 48009                                          Management, Inc. (investment advisor) (12/92
Age 45                                                        to 7/00).
Peter K. Hoglund            Vice President    through 2/04;   Chief Administration Officer of Munder
480 Pierce Street                             since 2/01      Capital Management (investment advisor)
Suite 300                                                     (since 5/00); Associate of Heartland
Birmingham, MI 48009                                          Industrial Partners (a private equity group)
Age 37                                                        (10/99 to 5/00); Sr. Portfolio Manager of
                                                              Munder Capital Management (1/98 to 10/99).
Cherie Ugorowski            Treasurer         through 2/04;   Controller of Munder Capital Management
480 Pierce Street                             since 8/01      (investment advisor) (since 6/01); Corporate
Suite 300                                                     Accounting Manager, DaimlerChrysler
Birmingham, MI 48009                                          Corporation (automotive manufacturer) (9/99
Age 34                                                        to 6/01); Manager, Audit and Business
                                                              Advisory Practice, Arthur Andersen LLP (5/95
                                                              to 9/99).

------------

(1) The officers are elected annually by the Board.

(2) Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

   The Statement of Additional Information for the Fund includes additional information about Directors/Trustees and is available, without charge, upon request, by calling (800) 438-5789.

   A description of the Fund's Proxy Voting Policies and Procedures is available without charge, upon request, by calling (800) 438-5789 or by accessing the Securities and Exchange Commission website at www.sec.gov.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Munder @Vantage Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder @Vantage Fund (the "Fund") as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 17, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder @Vantage Fund at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 17, 2000 to June 30, 2001, in conformity with accounting principles generally accepted in the United States.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
August 14, 2003

                      [This Page Intentionally Left Blank]

BOARD OF TRUSTEES
             Charles W. Elliott, Chairman
             John Rakolta, Jr., Vice Chairman
             David J. Brophy
             Joseph E. Champagne
             Thomas D. Eckert
             John Engler
             Michael T. Monahan
             Arthur T. Porter
OFFICERS
             James C. Robinson, President
             Peter K. Hoglund, Vice President
             Stephen J. Shenkenberg, Vice President and Secretary
             Mary Ann Shumaker, Assistant Secretary
             Melanie Mayo West, Assistant Secretary
             Cherie N. Ugorowski, Treasurer
             David W. Rumph, Assistant Treasurer
             Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR
             Munder Capital Management
             Munder Capital Center
             480 Pierce Street
             Birmingham, MI 48009
TRANSFER AGENT
             PFPC, Inc.
             4400 Computer Drive
             Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
             State Street Bank & Trust Company
             225 Franklin Street
             Boston, MA 02110
LEGAL COUNSEL
             Dechert LLP
             1775 I Street, N.W.
             Washington, D.C. 20006
INDEPENDENT AUDITORS
             Ernst & Young LLP
             200 Clarendon Street
             Boston, MA 02116

ANN@VAN603

ITEM 2. CODE OF ETHICS.
Not required.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANY

Munder Capital Management, including its index management division World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940. The Munder @Vantage Fund, Munder Funds, Inc., Munder Framlington Funds Trust and Munder Series Trust (the "Munder Funds") are registered as investment companies pursuant to the Investment Company Act of 1940, as amended. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement proxy voting policies and procedures (the "Proxy Procedures") in exercising that authority, as described below. Set forth below is the Advisor's policy on voting shares owned by the Munder Funds. These policies may be revised from time to time with the approval of the Board of Directors/Trustees of the Munder Funds.

The Advisor has adopted and implemented the Proxy Procedures and has established a Proxy Committee as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Munder Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained Institutional Shareholder Services ("ISS") to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS's Proxy Voting Guidelines to confirm that they are consistent in all material respects with the Advisor's Proxy Procedures.

The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update the Proxy Procedures as appropriate.

The Proxy Committee reviews selected ISS's recommendations at least monthly as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of the Munder Funds. The Advisor generally will vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS's advice and recommendations. In addition, the Proxy Committee will review ISS's recommendations if client holdings for a particular issuer are of meaningful size or value. For these purposes, the holding of a particular issuer would be considered to be meaningful if

                  (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any advisory client's account

                  (ii) and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

                  (iii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where the Advisor does not separately review ISS's recommendations, clients' proxies will always be voted consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Munder Funds.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of the Munder Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Legal/Compliance Department for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Munder Funds and to identify any actual or potential conflicts between the interests of the Advisor and the Munder Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. The Legal/Compliance Department may approve a request only under the following conditions:

                  (i)      No Conflict. No conflict of interest is identified.
                  (ii) Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.
                  (iii) Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from the Munder Funds. Such a request for approval will be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the request will be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If the Advisor receives instructions from the Committee, the Advisor will vote the shares in accordance with such instructions. If no instructions are received or approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation..

Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS is disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, James C. Robinson, the registrant's President and Principal Executive Officer, and Peter K. Hoglund, the registrant's Vice President and Principal Financial Officer, reviewed the registrant's disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940 (the "Procedures") and evaluated their effectiveness. Based on their review, Mr. Robinson and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in periodic reports filed under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

(a)(1)   Not required.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 are attached hereto.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MUNDER @VANTAGE FUND

By:      /s/ James C. Robinson
         ---------------------
         James C. Robinson
         President

Date:    September 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ James C. Robinson
         ---------------------
         James C. Robinson
         President and Principal Executive Officer

Date:    September 8, 2003

By:      /s/ Peter K. Hoglund
         --------------------
         Peter K. Hoglund
         Vice President and Principal Financial Officer

Date:    September 8, 2003